--------------------------------------
                                 TO SHAREHOLDERS


WE ARE PLEASED TO REPORT THAT CAPITAL EXCHANGE FUND HAD A TOTAL RETURN OF 32.6% DURING THE YEAR ENDING OCTOBER 31, 1995. That return represented a rise in net asset value per share to $230.96 from $176.61 and the reinvestment of $2.70 in income dividends and $0.025 in capital gains. It is the third-best return achieved by the Fund in its 29-year history. By comparison, the S&P 500 Index, an unmanaged index of common stocks, had a return of 26.4% during the same period.

 SHAREHOLDERS RECEIVED INCOME DIVIDENDS TOTALING $2.70 PER SHARE AND CAPITAL GAIN DISTRIBUTIONS OF $0.025 PER SHARE DURING THE 12 MONTHS THAT ENDED OCTOBER 31, 1995.

THE STOCK MARKET PERFORMED VERY WELL DURING THIS 12-MONTH PERIOD, REACHING RECORD LEVELS. The market's behavior was a positive response to an improved interest rate environment and prospects for continuing economic growth. It appeared that the Federal Reserve had achieved its goal of a "soft landing" for the economy, balancing slow growth with low inflation levels.

THIS HAS BEEN A PERIOD OF STRONG PERFORMANCE FOR A WIDE RANGE OF STOCKS. Large capitalization stocks led the market surge early in the period. Many major corporations saw sharply escalating profits, reflecting a favorable economy and the substantial cost reduction and productivity initiatives they have undertaken in recent years.

AMONG THE STRONGER SECTORS OF THE MARKET DURING THIS PERIOD WERE TECHNOLOGY, HEALTH CARE, FINANCIAL SERVICES AND CONSUMER PRODUCTS. These areas are well-represented among the Fund's largest holdings.

INTEL CORP., THE FUND'S LARGEST HOLDING, POSTED THE GREATEST GAIN, INCREASING NEARLY 125% FOR THE YEAR. Hewlett-Packard Co., the second-largest position, was up 90% for the same period. Texas Instruments Inc. another of the Fund's significant holdings in the technology sector, was up 78%.

AMONG HEALTH CARE STOCKS, JOHNSON & JOHNSON, THE THIRD-LARGEST HOLDING, ROSE 49%, PFIZER INC. WAS UP 55% AND MERCK & CO., INC. WAS UP 61%. In the financial services sector, American International Group Inc. was up 35%. Other top performers among the Fund's largest holdings were Dionex Corp., up 46%; Dover Corp., up 42%; and Kimberly-Clark Corp., up 41%.

[Photo of Landon T. Clay]

"...we believe that an investment in a representative portfolio of high-quality common stocks is likely to deliver sound long-term performance."


LOOKING TO THE FUTURE, OUR OUTLOOK REMAINS POSITIVE BECAUSE OF CONTINUED LOW INFLATION AND SLOW-TO-MODERATE ECONOMIC GROWTH. However, any additional stock market gains are likely to depend on continued positive earnings results. Some corporate profit disappoint-ments emerged toward the end of the period; they may signal the end of the solid gains that marked most of 1995. The market also may be more vulnerable than usual to a correction after the recent strong runup.

REGARDLESS OF CHANGES IN THE MARKET OR IN INVESTMENT CONDITIONS, WE BELIEVE THAT AN INVESTMENT IN A REPRESENTATIVE PORTFOLIO OF HIGH-QUALITY COMMON STOCKS IS LIKELY TO DELIVER SOUND LONG-TERM PERFORMANCE. That remains the strategy of Capital Exchange Fund, and we are confident the Fund will continue to participate in the ongoing growth of the economy.


                                   Sincerely,

                               /s/ Landon T. Clay
                                 LANDON T. CLAY
                                    President
                                December 5, 1995

                      --------------------------------------
                         CAPITAL EXCHANGE FUND, INC.
                               OCTOBER 31, 1995
                                 (UNAUDITED)
            INVESTMENT CHANGES -- SIX MONTHS ENDED OCTOBER 31, 1995
------------------------------------------------------------------------------
                                                              SHARES OWNED
INCREASES                                                   APR. 30  OCT. 31
------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                      --      29,000
------------------------------------------------------------------------------
Nucor Corp.                                                   --      25,000
------------------------------------------------------------------------------
DECREASES*
------------------------------------------------------------------------------
AMP Inc.                                                     83,780   69,320
------------------------------------------------------------------------------
Dun & Bradstreet Corp.                                       31,968   22,998
------------------------------------------------------------------------------
Flightsafety International Inc.                              12,000    --
------------------------------------------------------------------------------
Hewlett-Packard Co.                                          85,680   73,390
------------------------------------------------------------------------------
Johnson & Johnson                                            75,410   74,375
------------------------------------------------------------------------------
OTHER CHANGES                                                         SHARES
------------------------------------------------------------------------------
American International Group Inc. in a 1.5 for 1 stock split.         16,875
------------------------------------------------------------------------------
Dover Corp. in a 2 for 1 stock split.                                 50,790
------------------------------------------------------------------------------
Intel Corp. in a 2 for 1 stock split less 1,930 shares paid
  in-kind on redemptions.                                             52,754
------------------------------------------------------------------------------
Lotus Development Corp. in a cash buyout by International
  Business Machines.                                                 (45,000)
------------------------------------------------------------------------------
Pfizer Inc. in a 2 for 1 stock  split.                                36,476
------------------------------------------------------------------------------
Raytheon Co. in a 2 for 1 stock split.                                40,000
------------------------------------------------------------------------------
Texas Instruments Inc. in a 2 for 1 stock split.                      24,000
------------------------------------------------------------------------------

*Includes investments paid in-kind on redemptions.

                     --------------------------------------
                           CAPITAL EXCHANGE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

------------------------------------------------------------------------------
                              COMMON STOCKS - 98.8%
------------------------------------------------------------------------------
NAME OF COMPANY                              SHARES          VALUE
------------------------------------------------------------------------------
ADVERTISING - 2.2%
Interpublic Group Cos.                         66,000      $  2,557,500
                                                           ------------

AEROSPACE - 2.3%
Boeing Co.                                     39,450      $  2,588,906
                                                           ------------

BUSINESS PRODUCTS AND SERVICES - 5.4%
Manpower Inc.                                 110,000      $  2,983,750
Reuters Holdings PLC, ADR                      58,420         3,242,310
                                                           ------------
                                                           $  6,226,060
                                                           ------------
CONSTRUCTION AND REAL ESTATE - 3.5%
Dover Corp.                                   101,580      $  4,012,410
                                                           ------------

CONSUMER PRODUCTS - 5.5%
Anheuser-Busch Cos., Inc.                      35,820      $  2,364,120
Procter & Gamble Co.                           48,000         3,888,000
                                                           ------------
                                                           $  6,252,120
                                                           ------------
COSMETICS AND TOILETRIES - 3.7%
International Flavors & Fragrances, Inc.       88,101      $  4,250,873
                                                           ------------

DRUGS & MEDICAL - 15.4%
Bristol-Myers Squibb Co.                       29,000      $  2,211,250
Johnson & Johnson                              74,375         6,061,563
Merck & Co., Inc.                              56,385         3,242,138
Pfizer Inc.                                    72,952         4,185,621
SmithKline Beecham PLC                         37,520         1,946,350
                                                           ------------
                                                           $ 17,646,922
                                                           ------------
ELECTRONICS - 20.8%
AMP Inc.                                       69,320      $  2,720,810
Hewlett-Packard Co.                            73,390         6,797,749
Intel Corp.                                   107,878         7,537,975
Raytheon Co.                                   80,000         3,490,000
Texas Instruments Inc.                         48,000         3,276,000
                                                           ------------
                                                           $ 23,822,534
                                                           ------------
ENERGY - 1.1%
Andarko Petroleum Corp.                        29,000      $  1,257,875
                                                           ------------

FINANCIAL SERVICES - 3.7%
American Express Co.                           56,798      $  2,307,419
Marsh & McLennan Cos., Inc.                    24,000         1,965,000
                                                           ------------
                                                           $  4,272,419
                                                           ------------
FOOD PROCESSING - 1.5%
McCormick & Co., Inc., Nonvoting               68,400      $  1,692,900
                                                           ------------

FOREST PRODUCTS - 3.6%
Kimberly-Clark Corp.                           57,310      $  4,162,139
                                                           ------------

INSTRUMENTATION AND CONTROLS - 2.4%
Dionex Corp.*                                  50,000      $  2,700,000
                                                           ------------

INSURANCE - 3.7%
American International Group Inc.              50,625      $  4,271,484
                                                           ------------

MACHINERY AND EQUIPMENT - 4.8%
Dexter Corp.                                   47,829      $  1,141,917
Gould Pumps, Inc.                              78,830         1,872,213
Tecumseh Products Co. Class B                  13,320           632,700
Tecumseh Products Co. Class A                  39,960         1,878,120
                                                           ------------
                                                           $  5,524,950
                                                           ------------
METALS & MINING - 1.1%
Nucor Corp.                                    25,000      $  1,203,125
                                                           ------------

PETROLEUM - 3.6%
Atlantic Richfield Co.                          6,880      $    734,440
Exxon Corp.                                    43,776         3,343,392
                                                           ------------
                                                           $  4,077,832
                                                           ------------
PETROLEUM SERVICES AND EQUIPMENT - 2.3%
Schlumberger Ltd.                              42,819      $  2,665,483
                                                           ------------

PHOTOGRAPHIC PRODUCTS - 2.0%
Eastman Kodak Co.                              37,181      $  2,328,460
                                                           ------------

PUBLISHING AND PRINTING - 2.9%
Dun & Bradstreet Corp.                         22,998      $  1,374,130
Harcourt General, Inc.                         50,000         1,981,250
                                                           ------------
                                                           $  3,355,380
                                                           ------------
RETAIL - 7.3%
Albertson's, Inc.                             156,048      $  5,188,596
Wal-Mart Stores, Inc.                         148,700         3,215,637
                                                           ------------
                                                           $  8,404,233
                                                           ------------
    TOTAL COMMON STOCKS
     (IDENTIFIED COST, $17,774,710)                        $113,273,605
                                                           ------------




                                        FACE AMOUNT
                                        (000 OMITTED)
------------------------------------------------------------------------------
                         SHORT-TERM OBLIGATION - 1.9%
------------------------------------------------------------------------------
Ford Motor Credit Corp.,
  5.76%, due 11/01/95,
  at amortized cost                            $2,200      $  2,200,000
                                                           ------------
  TOTAL INVESTMENTS
    (IDENTIFIED COST, $19,974,710) - 100.7%                $115,473,605
    Other Assets, less Liabilities - (0.7%)                    (830,390)
                                                           ------------
    NET ASSETS -  100%                                     $114,643,215
                                                           ============
 *Non-income producing security.


                   See notes to financial statements

                     --------------------------------------
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                               October 31, 1995
------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Note 1A) (identified cost, $19,974,710)                               $115,473,605
  Cash                                                                                              121,756
  Receivable for investments sold                                                                    68,543
  Dividends receivable                                                                               87,205
                                                                                               ------------
      Total assets                                                                             $115,751,109

LIABILITIES:
  Federal tax on undistributed net realized long- term gain, payable
    on behalf of shareholders (Note 1B)                                         $1,023,649
  Payable for capital stock redeemed                                                69,288
  Payable to affiliates --
    Directors' fees                                                                    636
    Custodian fee                                                                    3,664
  Accrued expenses                                                                  10,657
                                                                                ----------
      Total liabilities                                                                            1,107,894
                                                                                                ------------
NET ASSETS for 496,384 shares of capital stock outstanding                                      $114,643,215
                                                                                                ============
SOURCES OF NET ASSETS:
  Accumulated net realized gain on investment transactions (computed on the basis of identified cost), less the excess of cost of capital stock redeemed over proceeds from sales of capital stock
    (including shares issued to shareholders electing to receive
    payment of distributions in capital stock)                                                  $ 28,467,066
  Unrealized appreciation of investments (computed on the basis of identified cost)               95,498,895
  Provision for federal tax on undistributed net realized long-term capital gain                  (9,348,114)
  Undistributed net investment income                                                                 25,368
                                                                                                ------------

      Total                                                                                     $114,643,215
                                                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($114,643,215 / 496,384 shares of capital stock outstanding)                                     $230.96
                                                                                                   =======

                       See notes to financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                           Year Ended October 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income --
    Dividends (net of foreign withholding tax
      of $8,793)                                                  $ 2,009,060
    Interest                                                          102,112
                                                                  -----------
        Total income                                              $ 2,111,172
  Expenses --
    Investment adviser fee (Note 4)                 $   634,427
    Compensation of Directors not members of the
      Investment Adviser's organization                   6,722
    Custodian fees (Note 4)                              52,555
    Printing and postage                                 27,637
    Legal and accounting services                        24,329
    Transfer and dividend disbursing agent fees          15,000
    Miscellaneous                                         7,521
                                                    -----------
        Total expenses                                                768,191
                                                                  -----------
          Net investment income                                   $ 1,342,981
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, computed on
    the basis of identified cost ($2,924,711 net
    gain as computed for federal income tax
    purposes)                                       $ 6,830,476
  Increase in unrealized appreciation of
    investments                                      21,643,313
                                                    -----------
        Net realized and unrealized gain on
          investments                                              28,473,789
                                                                  -----------
          Net increase in net assets from
            operations                                            $29,816,770
                                                                  ===========
                       See notes to financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                                   ---------------------------
                                                       1995           1994
                                                   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                          $  1,342,981   $ 1,333,841
    Net realized gain on investments                  6,830,476     4,135,350
    Increase in unrealized appreciation of
      investments                                    21,643,313     2,100,381
                                                   ------------   -----------
      Net increase in net assets from operations   $ 29,816,770   $ 7,569,572
                                                   ------------   -----------
  Distributions to shareholders --
    From net investment income                     $ (1,366,266)  $(1,319,653)
    From net realized gain on investments               (12,852)      (81,369)
                                                   ------------   -----------
      Total distributions to shareholders          $ (1,379,118)  $(1,401,022)
                                                   ------------   -----------
  Provision for federal tax on undistributed net
    realized long-term gain (Note 1B)              $ (1,023,649)  $    --
                                                   ------------   -----------
  Net decrease from capital stock transactions
   (Note 2)                                        $ (4,059,852)  $(4,472,337)
                                                   ------------   -----------
      Net increase in net assets                   $ 23,354,151   $ 1,696,213

NET ASSETS:
  At beginning of year                               91,289,064    89,592,851
                                                   ------------   -----------
  At end of year (including undistributed net
    investment income of $25,368
    and $48,653, respectively)                     $114,643,215   $91,289,064
                                                   ============   ===========

                        See notes to financial staements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                                         YEAR ENDED OCTOBER 31,
                                        ------------------------------------------------------
                                            1995       1994       1993       1992       1991
                                         ---------   --------   --------   --------   --------
NET ASSET VALUE, beginning of year        $176.610   $164.860   $156.030   $142.810   $106.030
                                          --------   --------   --------   --------   --------
INCOME FROM OPERATIONS:
  Net investment income                   $  2.657   $  2.521   $  2.334   $  2.178   $  2.181
  Net realized and unrealized gain
    on investments                          56.480     11.869      9.533     13.332     36.949
                                          --------   --------   --------   --------   --------
      Total income from operations        $ 59.137   $ 14.390   $ 11.867   $ 15.510   $ 39.130
                                          --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  From net investment income              $ (2.700)  $ (2.490)  $ (2.550)  $ (2.130)  $ (2.350)
  From net realized gain on
   investments                              (0.025)    (0.150)     --        (0.160)     --
                                          --------   --------   --------   --------   --------
      Total distributions                 $ (2.725)  $ (2.640)  $ (2.550)  $ (2.290)  $ (2.350)
                                          --------   --------   --------   --------   --------
PROVISION FOR FEDERAL TAX ON
  UNDISTRIBUTED NET REALIZED
  LONG-TERM  GAIN (NOTE 1B)               $ (2.062)  $   --     $ (0.487)  $   --     $   --
                                          --------   --------   --------   --------   --------
NET ASSET VALUE, end of year              $230.960   $176.610   $164.860   $156.030   $142.810
                                          ========   ========   ========   ========   ========
TOTAL RETURN<F1>                            32.56%      8.80%      7.33%     10.94%     37.13%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000 omitted)   $114,643   $ 91,289   $ 89,593   $ 88,632   $ 86,148
  Ratio of net expenses to average
   net assets                                0.76%      0.76%      0.78%      0.78%      0.79%
  Ratio of net investment income to
   average net assets                        1.32%      1.49%      1.46%      1.44%      1.64%
PORTFOLIO TURNOVER                              2%         2%         2%         0%         3%

<F1> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                       See notes to financial statements

                      --------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
The Capital Exchange Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income from dividends, interest and net realized short-term capital gain. Accordingly, no provision for federal income or excise tax is necessary on such income. The Fund generally designates as undistributed any taxable net realized long-term gain (but reserves the right to distribute such gain in any year) and pays the federal tax thereon on behalf of shareholders. Provision for such tax is recorded on the Fund's records on the last business day of the Fund's fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

C. OTHER -- Investment transactions are accounted for on a trade date basis. Dividend income and dividends to shareholders are recorded on the ex-dividend date.

D. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

------------------------------------------------------------------------------
(2) CAPITAL STOCK
At October 31, 1995, there were 4,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock were as follows:

                                           YEAR ENDED OCTOBER 31,
                               -----------------------------------------------
                                        1995                     1994
                               -----------------------  ----------------------
                                SHARES       AMOUNT      SHARES      AMOUNT
                                ------       ------      ------      ------
Redemptions                     (22,059)  $(4,365,843)  (28,431)  $(4,795,769)
Issued to shareholders
  electing to receive payment
  of dividends in capital stock   1,533       305,991     1,907       323,432
                                -------   -----------   -------   -----------
    Net decrease                (20,526)  $(4,059,852)  (26,524)  $(4,472,337)
                                =======   ===========   =======   ===========

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $2,357,336 and $3,642,429, respectively. In addition, investments having an aggregate market value of $4,139,899 at dates of redemption were distributed in payment for capital stock redeemed, resulting in a realized gain of $3,905,765.

------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee, computed at the monthly rate of 5/96 of 1% ( 5/8 of 1% annually) of the Fund's average monthly net assets, was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. Except as to directors of the Fund who are not members of EVM's organization, officers and directors receive remuneration for their services to the Fund out of such investment adviser fee. The custodian fee was paid to Investors Bank & Trust Company (IBT) for its services as custodian of the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. One of the Directors of the Fund owns approximately 13% of the voting stock of Investors Financial Services Corp., the parent company of IBT. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. Certain of the officers and directors of the Fund are officers and directors/trustees of the above organizations. Directors of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. The fund may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year.

------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1995, as computed on a federal income tax basis, are as follows:
    Aggregate cost                                                 $19,974,710
                                                                   ===========
    Gross unrealized appreciation                                  $95,498,895
    Gross unrealized depreciation                                       --
                                                                   -----------
    Net unrealized appreciation                                    $95,498,895
                                                                   ===========

------------------------------------------------------------------------------
(7) ANNUAL SHAREHOLDER MEETING (UNAUDITED)
On April 12, 1995, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

1. To fix the number of Directors at seven, and to elect the following individuals as Directors for the ensuing year and until their successors are elected and qualified:

           Landon T. Clay                 Peter F. Kiely*
           Donald R. Dwight               Norton H. Reamer
           Samuel L. Hayes, III           John L. Thorndike
                            Jack L. Treynor

*Effective June 19, 1995, Peter F. Kiely resigned as a Director of the Fund.

2. To ratify or reject the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by the Fund to sign or certify financial statements which may be filed by the Fund with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending October 31, 1995.

The results of the vote on Proposal 1 were as follows:

                                                                        NO. OF SHARES          % OF
                                                                       VOTING FOR EACH     OUTSTANDING       % OF SHARES
VOTE                                                                       NOMINEE            SHARES            VOTED
----                                                                   ---------------     -----------       -----------
Affirmative                                                              361,704.558         71.281%            99.993%
Abstain                                                                       25.595          0.005              0.007
                                                                         -----------         ------            -------
Total                                                                    361,730.153         71.286%           100.000%
                                                                         ===========         ======            =======

The results of the vote on Proposal 2 were as follows:
                                                                                               % OF
                                                                                           OUTSTANDING       % OF SHARES
VOTE                                                                    NO. OF SHARES         SHARES            VOTED
----                                                                    -------------      -----------       -----------
Affirmative                                                              361,272.378         71.196%            99.873%
Abstain                                                                      457.775          0.090              0.127
                                                                         -----------         ------            -------
Total                                                                    361,730.153         71.286%           100.000%
                                                                         ===========         ======            =======

                     --------------------------------------

                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
CAPITAL EXCHANGE FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Exchange Fund, Inc. as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Exchange Fund, Inc. at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                                      DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
NOVEMBER 21, 1995

                            INVESTMENT MANAGEMENT

CAPITAL EXCHANGE     OFFICERS AND STAFF         INDEPENDENT DIRECTORS
FUND, INC.           LANDON T. CLAY             DONALD R. DWIGHT
24 Federal Street    President, Director        President,
Boston, MA 02110     JAMES B. HAWKES              Dwight Partners, Inc.
                     Vice President             Chairman, Newspapers of
                     DUNCAN RICHARDSON            New England, Inc.
                     Vice President and         SAMUEL L. HAYES, III
                     Portfolio Manager          Jacob H. Schiff Professor of
                     JAMES L. O'CONNOR            Investment Banking,
                     Treasurer                    Harvard University Graduate
                                                  School of Business
                                                  Administration
                                                NORTON H. REAMER
                                                President and Director,
                                                  United Asset
                                                  Management Corporation
                                                JOHN L. THORNDIKE
                                                Director,
                                                  Fiduciary Company
                                                  Incorporated
                                                JACK L. TREYNOR
                                                Investment Adviser and
                                                  Consultant
                     ---------------------------------------------------------
                     INVESTMENT ADVISER         TRANSFER AND DIVIDEND
                     Eaton Vance Management     DISBURSING AGENT
                     24 Federal Street          First Data Investor
                     Boston, MA 02110           Services Group, Inc.
                     CUSTODIAN                  BOS725
                     Investors Bank & Trust     P.O. Box 1559
                     Company                    Boston, MA 02104
                     89 South Street            INDEPENDENT AUDITORS
                     P.O. Box 1537              Deloitte & Touche LLP
                     Boston, MA 02205-1537      125 Summer Street
                                                Boston, MA 02110


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          CAPITAL EXCHANGE
             FUND, INC.

        PERFORMANCE RESULTS+
---------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS
  (STANDARDIZED SEC PERFORMANCE DATA
FOR THE PERIODS ENDED OCTOBER 31, 1995)
---------------------------------------
One year                         32.56%
---------------------------------------
Five years                       18.65%
---------------------------------------
Ten years                        15.22%
---------------------------------------
Life of Fund (3/29/66)           10.20%
---------------------------------------
       CUMULATIVE TOTAL RETURN
            LIFE OF FUND
        (3/29/66 TO 10/31/95)
---------------------------------------
Capital Exchange Fund         1,672.27%
---------------------------------------
Dow Jones Industrial Average  1,807.94%
---------------------------------------
Standard & Poor's 500         2,014.26%
---------------------------------------
+ Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The Dow Jones Industrial Average and the Standard & Poor's 500 are unmanaged lists of common stocks.

  This report must be preceded or accompanied by a prospectus which contains more complete information on the Fund including its distribution plan, sales charges and expenses. Please read the prospectus carefully before investing.



                                     CAPITAL
                                  EXCHANGE FUND

                                 An Eaton Vance
                                  Exchange Fund

                                  Annual Report
                                October 31, 1995

                                  EATON VANCE
                              The Boston Tradition
                             Funds offered through
                         Eaton Vance Distributors, Inc.
                 24 Federal Street, Boston, Massachusetts 02110